UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2019

Diego Pellicer Worldwide, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55815	33-1223037
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9030 Seward Park Ave S. #501, Seattle, WA 98118

Registrant’s telephone number, including area code: (516) 900-3799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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ITEM 7.01 Regulation FD Disclosure.

On July 25, 2019, Diego Pellicer Worldwide, Inc. (“Registrant”) issued a press release, announcing the company Accelerates Business Model, Expanding The Brand In Colorado, a copy of which is attached to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Copy of Press Release issued by Registrant on July 25, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Diego Pellicer Worldwide, Inc.

Date: July 25 2019	By:	/s/ Chris Strachan
Chief Financial Officer

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